Focused exclusively on specialty commercial automobile insurance policies in the United States Atlas Financial Holdings, Inc. November 2021

        This presentation includes forward‐looking statements regarding Atlas and its insurance  subsidiaries and businesses. Such statements are based on the current expectations of the  management of each entity. The words “anticipate,” “expect,” “believe,” “may,” “should,”  “estimate,” “project,” “outlook,” “forecast” or similar words are used to identify such forward  looking information. The forward‐looking events and circumstances discussed in this release may  not occur and could differ materially as a result of known and unknown risk factors and  uncertainties affecting the Companies, including risks regarding the insurance industry,  economic factors and the equity markets generally and the risk factors discussed in the “Risk  Factors” section of the Company’s 2020 Annual Report on Form 10‐K. No forward‐looking  statement can be guaranteed. Except as required by applicable securities laws, forward‐looking  statements speak only as of the date on which they are made and Atlas and its subsidiaries  undertake no obligation to publicly update or revise any forward‐looking statement, whether as  a result of new information, future events, or otherwise. Forward Looking Statement

About Atlas



Focused on "light" commercial auto




TAXI

The primary business of Atlas is commercial automobile insurance in the United States, with a niche market orientation and focus on insurance for the "light" commercial automobile sector including taxi cabs, nonemergency para-transit, limousine/livery (including full-time transportation network company drivers) and business auto. Atlas' specialized infrastructure is designed to leverage analytics, expertise and technology to efficiently and profitably provide insurance solutions for independent contractors, owner operators and other smaller accounts. The Company focuses on underserved and evolving niche markets where its differentiated approach is expected to create value for its stakeholders and shareholders.

The Company's strategy is focused on leveraging its managing general agency operation ("AGMI") and its insuretech digital platform ("optOn"). For more information about Atlas, please visit www.atlas-fin.com, www.agmiinsurance.com, and www.getopton.com.



ATLAS
FINANCIAL HOLDINGS, INC.

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        Early Years 2011‐2015 Atlas began process of building its  underwriting infrastructure as a  carrier; historically focused on taxi  and limo business.   Addressing  Challenges 2019‐2020 After several years of strong  operating results, the Company  began to report heavier than  expected loss reserves across its  business lines. Atlas’ losses were  similar in nature to that of the  commercial auto industry at large.  As a result the Company  re‐ aligned its operational focus to  leverage core strengths. Paradigm Shift 2015‐2018 The proliferation of ride‐sharing  services and transportation  network companies such as Uber  and Lyft completely transform  the market.  Atlas continues to  grow in light commercial auto  throughout this process as it  adapts to the changing market  conditions. Present and Future 2021 ‐ Focusing on its core strengths,  relationships, and data/analytics,  Atlas began a strategic shift  focusing on its technology driven  commercial auto managing  general agency (“MGA”) as its  primary business Atlas History Strategic Realignment

        Atlas Strategic Focus Strategic Realignment Vision To always be a preferred specialty transportation related insurance business that delivers benefit to all stakeholders by leveraging technology, analytics, expertise, partnerships and capital resources. Deliver sustainable value to our risk taking partners and consumers of our products by cultivating and maintaining a unique position in the markets on which we focus. As a nimble, innovative specialist, deploy our expertise, analytics and technology to disrupt underserved segments of commercial auto. Mission To develop and deliver superior specialty insurance products and services to meet our customers’ needs with a focus on innovation and the effective use of technology and analytics to deliver consistent operating profit for the insurance businesses we own

        Strategic Focus • Leverage heritage in specialty market • Utilize Atlas’ systems and MGA resources (“AGMI”) • Existing distribution channel cultivated over decade (420+ independent producers) • Re-capture legacy $200+ million book of business in public auto sectors • Combine traditional insurance company structure with legitimate insuretech • Expand into other areas of “light” commercial automobile 1 Key “Atlas” Assets  • Decades of data in niche market • More than $10 million in technology and analytics development invested prior to challenges in recent years • Expert staff that embraces innovation • Systems and workflows designed around highly transactional business • Ability to capitalize on hard commercial auto market • Unique insights based on industry and affiliate insurance company results 2 MGA Approach Changing the Business Model

        MGA Attributes Changing the Business Model Infrastructure • MGA entity licensed nationwide • Contracts in place with third party carriers representing the majority of total premium • In discussions to continue to expand product offerings through partnerships with external risk taking carriers/reinsurers • Scalable policy and claims systems specifically designed for niche business • Predictive analytics tools developed using machine learning deployed in both risk selection (underwriting) and claim processes • Proven success working in a remote environment with the ability to scale as the business grows Employees • Cohesive and experienced team with decades of experience in specialty commercial auto niche • Metric-based operating environment ensuring quality and productivity • Initial MGA headcount is a subset of a larger pool of employees which can be available to support growth, as necessary • Longstanding relationships with producers and other strategic business partners • Historically demonstrated ability to grow premium successfully while maintaining efficient operating expense ratios • Management team with experience running 300 FTE business Financial • Flexible expense structure based on potential growth • Headcount to be managed based on actual growth and economic recovery with marginal scale efficiency • Expected positive EBITDA based on hard market, limited competitors, and incremental risk bearing platform(s) • Considering opportunities to cross sell with other insurance and/or service providers • Ability to grow without capital constraints historically related to primary insurance carrier based business model • Significant margin expansion with scale and increased use of insuretech platform

       Explaining the MGA Model Knowledge Insureds seeking  coverage for  commercial auto  needs (typically  individuals and  smaller fleets of  drivers) Insureds Agents / Brokers MGA Carriers Independent agents seeking  options for insureds in order  to fit their needs Insurance carriers seek programs to  access insureds in niche markets which  may not be practical to develop on their  own either due to scale, speciality, etc. An MGA, or Managing General Agent, is an  individual or company that provides  operational functions for insurance carriers  who in turn take the financial risk for  policies issued by the MGA. These strategic partnerships are a   “win  win” for both parties due to the  complimentary nature of the value  delivered by each.

       ! Current Status of MGA Programs Strategic Update Paratransit • National Interstate exercised renewal rights • Beginning with policies with December 1 effective dates, business will be transitioned during subsequent twelve months • Frees up resources to focus on growing taxi/livery/limo book Global Liberty • Liquidated in October 2021 • Evaluating potential alternatives in New York market Taxi / Limo / TNC • Strong partnership with Buckle Corporation who acquired three of Atlas’ former insurance company entities out of liquidation • Ability to quote >80% of business we wrote in 2018 • Demand continues to be significantly depressed due to COVID • Exploring opportunity to leverage former Lyft program for fleets • Business planning to potentially launch optOn 2.0 Continuing Discontinued

        Business Activity Update Current Market Recovery Public Auto COVID Impact/Recovery • Part-time TNC leading Taxi/Livery in total recovery, but marginal growth slowing − Chicago TNC: 4,343k trips in September 2021, no change from last month but still about 51% down from September 2019 (8,916k trips) • Taxi/Livery continuing from prior months at increasing marginal rate − Chicago Taxi: 360k trips in September 2021, about a 4% increase from last month but still about 68% down from September 2019 (1,134k trips) − Las Vegas (Desert)Taxi: September 2021 shows 13% decrease from prior month; 8% increase from September 2019 • All segments experiencing significantly more demand for rides vs. driver supply • Driver return began to gain momentum work following Labor Day • Platforms offering near-term incentives to attract owner operators Data Source: Nevada Taxicab Authority https://taxi.nv.gov/About_Us/ALL/Statistics/ Data Source: Nevada Taxicab Authority https://data.cityofchicago.org/Transportation/Transportation- Network-Providers-Trips/ Data Source: Nevada Taxicab Authority https://data.cityofchicago.org/Transportation/Taxi-Trips/

        Business Activity Update Current Market Recovery In New York, all rideshare drivers are commercially licensed.  Outside of New York, increasing demand for rides  should result in a tipping point that justifies full time drivers to put vehicles back in service.  We expect this to  potentially generate a dramatic increase in new business applications and a shift in effective dates.  In recent  months, NY TNC declined while taxi continued to recover: Uber and Lyft continue to report increase in passenger demand with improving driver supply.

        Business Activity Update Market Recovery Taxi Livery Quotes • Highest point since COVID-19 • Securing large customers − Largest Chicago Taxi association − Second largest Las Vegas Taxi company • Currently have 420+ active agents − Distribution channel has actively expanded

        Business Activity Update Market Recovery Taxi and Livery business is continuing to show a much improved hit ratio. We ultimately expect this to settle in a range of 40% - 50%. 2020 2021 Month Submitted Issued Hit Ratio Submitted Issued Hit Ratio January 43 17 39.53% February 52 16 30.77% March 39 20 51.28% April 98 30 30.61% May 2 0 0.00% 90 24 26.67% June 0 0 0.00% 116 54 46.55% July 27 1 3.70% 146 53 36.30% August 53 2 3.77% 166 99 59.64% September 69 3 4.35% 192 112 58.33% October 53 3 5.66% November 53 4 7.55% December 44 12 27.27% Total 301 25 8.31% 942 425 45.12% Gateway/Buckle

        Recovering from COVID‐19 and Beyond Market Evolution Manage through the Pandemic Public Automobile and Ride- sharing companies were impacted as mandated lock- down restrictions were in place and rides fell >90% New Normal Ride-sharing has continued to return in greater numbers than before in lieu of mass transit. Public auto (e.g. taxi, livery, etc.) beginning to follow suit. New “Last Mile” Delivery and Autonomous Driving Consistent market for “Last- Mile” product delivery as well as a natural end-application for autonomous driving as market develops. 2020 2021 Future

        Please refer to Form 10Q for additional detail Financial  Statements

        Please refer to Form 10Q for additional detail Financial  Statements

        Significant Near‐Term Opportunity Recapturing Historic Business 2021 Comparison • Submissions/Quotes are at only 6% of 2018 • Issued in 2021 vs 2018 − 9% of policy count − 15% of vehicles • Average premium per vehicle up 44% − $4,769 YTD 2021 (10/1/20 – 9/30/21) − $3,305 in 2018 YTD 2021 • Submissions − Q1 up 25% vs Q4 − Q2 up 63% vs Q1 − Q3 up 70% vs Q2 • Policies issued − Q2 up 66% vs Q1 − Q3 up 147% vs Q2 • Significant opportunity for recapture/growth in hard market

        Market Conditions Changing Market Dynamics Multiple quarters of significant  rate increases in  commercial auto Source: CIAB Q1 ‘21 Market Survey

       ! Focused Approach to Disrupt Large Market Strategic Realignment “Traditional” MGA Data, experience, scalable systems Large Fleet Initiatives Model after Lyft/Flexdrive, NYC TNC Fleet optOn Digital Native, Usage Based, Innovative Horizontal Expansion Small Accounts in Larger Segments $43 Billion Addressable Market Poised for Disruption $2.5 Billion Addressable Market in Taxi and Limo Niche Legacy Future

        Market Opportunity There is not a “pure play” publicly‐traded MGA focused on commercial insurance Status Quo • Traditional underwriting hasn’t evolved significantly in decades • Limited product differentiation • Distribution through retail agencies • Commoditized pricing  Garage zip code  Type of activity Catalysts • Commercial auto development resulting in need for mono-line coverage • Advanced marketing strategies to reach insureds directly • Sophisticated tools available but not utilized in this space • Numerous large generalists pulling back on commercial auto  Even fewer with focus on small  accounts • Continued hardening market (40 quarters of rate increases) Future Vision • Mobile technology product • Fully digital model • Differentiated underwriting (improve on traditional U/W and “typical” UBI)  Individual driving behavior, including  distracted driving detection  Vehicle type/age/characteristics (VIN  based analytics)  Phone based geolocation and other  telematics adds precision  Actual utilization rather than proxies  Accumulate numerous uncorrelated  data points to continuously improve  predictive models Changing Market Dynamics

    "  #  Analytics Real Time Pricing Use real‐time data points like traffic, time of  day, weather, and driver behavior will help offer  accurate, on‐demand pricing solutions Distribution  Direct‐to‐consumer platform for mono line use‐ specific commercial auto insurance.  Underwriting Losses Slow Claims Reaction Behind on Technology Adoption Driver tracking technology and analytics:  Leverage telematics to deliver insight into driver  behavior underwriting losses deepened to $4.0 billion in  2019, the segment’s worst loss in 10 years The ability to quickly assess initial claim costs  has not materialized. Insurers have not embraced technologies like  telematics to enhancing their rating,  underwriting, and claims‐settling practices Solving Commercial Auto Problems Insurtech Solutions Problems Solutions

    "  #  What is optOn? Insurtech Solutions App-based, on-demand insurance for the gig economy. With optOn, you have options • Technology built for flexibility: 4-hour micro policies with start/stop capabilities • Multiple coverage options delivers choice-based UX • Protection that fills an existing insurance gap • Built by a commercial insurance company with extensive experience in passenger transportation • App integrations allow for customization and adjacent opportunities

    "  #  The Power of Choice Insurtech Solutions Within seconds, the user can view personalized optOn quote options. These quotes, priced at cents per mile, allow rideshare drivers to choose the insurance coverage and price that works for them.

    "  #  The Power of Flexibility Insurtech Solutions 4-hour optOn micro policies are specifically designed with the rideshare driver in mind. Drivers can get covered when they start working, then end coverage when they finish. Coverage can be ended at any time or renewed once a driver nears the end of the policy. The flexibility of the optOn policy allows rideshare drivers to experience peace of mind, knowing they’re protected.

Company Structure

Holding Company System



AFH Corporate Structure
Atlas Financial Holdings Cayman Corp (OTC: AFH)
American Ins. Acquisitions Inc. (DE)
Discontinued
Non-Stat Entity
MGA Entity
Insuretech Platform
Anchor Holdings Group, Inc. (NY)
Plainview Prem. Fin. Co. Inc. (DE)
Anchor Group Mgmt., Inc. (NY)
UBI Holdings, Inc. (DE)
optOn Digital IP Inc. (DE)
optOn Ins. Agency Inc. (DE)

Anchor Group Management, Inc. MGA ("AGMI") is a fully-licensed managing general agent ("MGA") focused on underwriting, administration and policy issuance

- Dedicated to the "light" commercial auto sector, including taxis and transportation network companies ("TNCs")
- Focus on owner-operators and small fleets (less than 10 vehicles)

optOn Digital IP is a digitally native insuretech platform designed to provide micro duration usage based insurance to TNC drivers

optOn Agency Inc. is a fully-licensed retail agency subsidiary of Atlas Financial Holdings, Inc. ("Atlas")

ATLAS
FINANCIAL HOLDINGS, INC.

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At a Glance and Contact Information

Executive Officers

Scott D. Wollney
Chairman, President &
Chief Executive Officer

Paul Romano
Chief Financial Officer

Directors

Scott D. Wollney

Jordan M. Kupinsky

Ronald E. Konezny

Kurt Lageschulte

Corporate Headquarters

Atlas Financial Holdings, Inc.

953 American Lane, 3rd Floor

Schaumburg, IL 60173

Service Providers

Stock Transfer Agent - Wilmington Trust Company

Auditors - Baker Tilly

Investor Relations

The Equity Group Inc.

Adam Prior

(212) 836-9606

aprior@equityny.com

Corporate Information	
Corporate Headquarters	Schaumburg, IL
Incorporated	Cayman Islands
Website	www.atlas-fin.com
NASDAQ IPO	2012
Share Information	
Ticker	AFHIF
Share Price	$0.49
Shares Outstanding	14,797,334
Market Cap	$7.2M
Debt	
Publicly Traded Debt Ticker (6.625% / Maturity 4/23/2022)	AFHBL

ATLAS
FINANCIAL HOLDINGS, INC.

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Investor Relations Adam Prior (212) 836-9606 aprior@equityny.com